Statement of Additional Information Supplement

John Hancock Variable Insurance Trust

Small Cap Value Trust (the fund)

Supplement dated January 4, 2022 to the current Statement of Additional Information, as may be supplemented (the SAI)

Effective January 4, 2022 (the Effective Date), the disclosure under “APPENDIX B - PORTFOLIO MANAGER INFORMATION” applicable to “Wellington Management Company LLP (“Wellington Management”)” as the subadvisor of the fund, as it specifically relates to the fund’s portfolio managers, is amended and supplemented as follows to add the portfolio manager information for Danielle S. Williams, CFA.

As of the Effective Date, Timothy J. McCormack, CFA1, Shaun F. Pedersen and Edmond C. Griffin, CFA will continue as portfolio managers of the fund and, along with Danielle S. Williams, CFA, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio managers at Wellington Management who are jointly and primarily responsible for the day-to-day management of the fund’s portfolio as of the Effective Date.

Fund	Portfolio Managers
Small Cap Value Trust	Edmond C. Griffin, CFA, Timothy J. McCormack, CFA[1], Shaun F. Pedersen and Danielle S. Williams, CFA

1 Effective December 31, 2022, Timothy J. McCormack, CFA will no longer serve on the fund’s investment management team.

The following table reflects information regarding other accounts for which the portfolio manager listed above has day- to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investment in the fund and similarly managed accounts.

The following table reflects information as of November 30, 2021:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Danielle S. Williams	0	0	0	0	0	0

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Danielle S. Williams	0	0	0	0	0	0

Ownership of fund shares. Ms. Williams did not beneficially own any shares of the fund or beneficially own shares of similarly managed accounts as of November 30, 2021.

You should read this supplement in conjunction with the SAI and retain it for your future reference.